                                                                    EXHIBIT 31.2

                                ORTHOMETRIX, INC.
                         FORM 10-QSB SEPTEMBER 30, 2005

                                 CERTIFICATIONS

     I, Neil Koenig, certify that:

     1.   I have reviewed this quarterly report on Form 10-QSB of Orthometrix,
          Inc.;

     2.   Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

     4.   The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))
          and internal control over financial reporting (as defined in Exchange
          Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

          a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this quarterly report is being
               prepared;

          b)   [Paragraph omitted in accordance with SEC transition
               instructions.]

          c)   evaluated the effectiveness of the small business issuer's disclosure controls and procedures presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d)   disclosed in this report any change in the small business
               issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter
               (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting and;

                                ORTHOMETRIX, INC.
                         FORM 10-QSB SEPTEMBER 30, 2005

    5.   The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

          a)   all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

          b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.

              Date: November 9, 2005

                           /s/ Neil Koenig
                           ------------------------------------------
                           Neil Koenig
                           Chief Financial Officer